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                                                                     Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-09101.


                                        /S/   ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 26, 1998